Tradr 2X Short Innovation Daily ETF Ticker Symbol: SARK
Summary Prospectus	August 13, 2024

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Statutory Prospectus and Statement of Additional Information and other information about the Fund online at https://www.axsinvestments.com/resources/. You may also obtain this information by calling collect at 1-833-297-2587 or by sending an e-mail request to info@axsinvestments.com. The Fund’s Prospectus and Statement of Additional Information, both dated July 15, 2024, as amended August 6, 2024, as each may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

Important Information About the Tradr 2X Short Innovation Daily ETF

The Tradr 2X Short Innovation Daily ETF (the “Fund” or “Short Innovation ETF”) seeks the daily inverse investment results, before fees and expenses, that correspond to the inverse (-2x) of the return of the ARK Innovation ETF for a single trading day (and not for any other time period) by entering into a swap on the ARK Innovation ETF. A “single trading day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single trading day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single trading day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (-2x) times the return of the Index for the same period. For periods longer than a single trading day, the Fund will lose money if the ARK Innovation ETF’s performance is flat, and it is possible that the Fund will lose money even if the level of the ARK Innovation ETF’s performance decreases. Longer holding periods, higher volatility, and greater inverse exposure each exacerbate the impact of compounding on an investor’s returns. During periods of higher volatility, the volatility of the ARK Innovation ETF may affect the Fund’s return as much as or more than the return of the ARK Innovation ETF.

The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. The Fund is very different from most mutual funds and exchange-traded funds. Investors should note that:

(1)   The Fund pursues a daily investment objective that is inverse to the performance of the ARK Innovation ETF, a result opposite of most mutual funds and exchange-traded funds.

(2)   The Fund seeks daily inverse investment results that are subject to compounding and market volatility risk. The pursuit of its daily investment objective means that the return of the Fund for a period longer than a single trading day will be the product of a series of daily returns, with daily repositioned exposure, for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the volatility of the ARK Innovation ETF may affect the Fund’s return as much as, or more than, the return of the ARK Innovation ETF. Further, the return for investors that invest for periods less than a single trading day will not be the product of the return of the Fund’s stated daily inverse investment objective and the performance of ARK Innovation ETF for the full trading day. During periods of high volatility, the Fund may not perform as expected and the Fund may have losses when an investor may have expected gains if the Fund is held for a period that is different than a single trading day.

The Fund presents different risks than other types of funds. The Fund is not suitable for all investors and should be used only by knowledgeable investors, such as traders and active investors employing dynamic strategies, who understand the consequences of seeking daily inverse (-2x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should: (a) understand the consequences of seeking daily inverse investment results; (b) understand the risk of shorting; and (c) intend to actively monitor and manage their investments, as frequently as daily.

Investors who do not understand the Fund, or do not intend to actively manage their funds and monitor their investments, should not invest in the Fund.

There is no assurance that the Fund will achieve its daily inverse investment objective and an investment in the Fund could lose money. An investor in the Fund could potentially lose the full principal value of their investment within a single day. The Fund is not a complete investment program.

THE FUND, THE TRUST, AND THE ADVISOR ARE NOT AFFILIATED WITH THE ARK ETF TRUST, THE ARK INNOVATION ETF, OR ARK INVESTMENT MANAGEMENT LLC.

Investment Objective

The Fund seeks to provide the daily investment results, before fees and expenses, of two times the inverse (-200%) of the daily performance of the ARK Innovation ETF. The Fund does not seek to achieve its stated investment objective for a period of time different than a single trading day.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees[1]	0.75%
Distribution and service (Rule 12b-1) fees	0.00%
Other expenses	0.19%
Total annual fund operating expenses[1,2]	0.94%

1          Fees have been restated to reflect current management fees as of August 6, 2024. Prior to August 6, 2024, the Advisor agreed to cap the management fees for the Fund to 0.65% for a period of two years from the date of the reorganization (the “Reorganization”) of the Tuttle Capital Short Innovation ETF, a series of Collaborative Investment Series Trust (the “Predecessor Fund”), which occurred on August 5, 2022.

2          The cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is an indirect expense that is not included in the above fee table and is not reflected in the expense example. The total indirect cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is estimated to be 0.50% for the fiscal year ending March 31, 2025.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

One Year	Three Years	Five Years	Ten Years
$96	$300	$520	$1,155

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. As a result of the Reorganization, the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies

The Fund is an actively managed exchange traded fund that attempts to achieve the inverse (-200) of the return of the ARK Innovation ETF for a single trading day (and not for any other period) by entering into one or more swaps on the ARK Innovation ETF. A “single trading day” is measured from the time the Fund calculates its NAV to the time of the Fund’s next NAV calculation.

The Fund will enter into one or more swaps with major global financial institutions for a specified period ranging from a day to more than one year whereby the Fund and the global financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on the ARK Innovation ETF. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing the ARK Innovation ETF. The ARK Innovation ETF is an actively managed exchange traded fund that seeks long-term growth of capital by investing under normal circumstances primarily (at least 65% of its assets) in domestic and foreign equity securities of companies that are relevant to the Fund’s investment theme of disruptive innovation. It is typically comprised of 35-55 companies.

Additionally, the Fund may invest between 40-80% of the Fund’s portfolio depending on the amount of collateral required by the Fund’s counterparties in (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality (“Collateral Investments”).

The Advisor expects to rebalance the Fund’s holding daily in an attempt to maintain short exposure for the Fund equal to -200% of ARK Innovation ETF. Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -200% of the return of the ARK Innovation ETF over the same period. The Fund will lose money if the ARK Innovation ETF’s performance is flat over time, and as a result of daily rebalancing, the ARK Innovation ETF’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the ARK Innovation ETF’s performance decreases over a period longer than a single day.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The Fund may not achieve its inverse investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. The Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.

Compounding Risk and Market Volatility Risk. The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. The performance of the Fund for periods longer than a single day will very likely differ in amount, and possibly even direction, from -200% of the daily return of the ARK Innovation ETF for the same period, before accounting for fees and expenses. Compounding affects all investments but has a more significant impact on a leveraged fund. This effect becomes more pronounced as the ARK Innovation ETF’s volatility and the holding periods increase. Fund performance for a period longer than a single day can be estimated given any set of assumptions for the following factors: (a) volatility; (b) performance; (c) period of time; (d) financing rates associated with leveraged exposure; and (e) other Fund expenses. The chart below illustrates the impact of two principal factors — ARK Innovation ETF volatility and ARK Innovation ETF performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of ARK Innovation ETF volatility and ARK Innovation ETF performance over a one-year period. The Ark Innovation ETF’s volatility rate is a statistical measure of the magnitude of fluctuations in the ARK Innovation ETF’s return over a defined period. At higher rates of volatility, there is a chance of a significant loss of value in the Fund, even it the ARK Innovation ETF’s return is flat. Actual volatility, and ARK Innovation ETF and Fund performance may differ significantly from the chart below. Performance shown in the chart assumes: (a) no Fund expenses; and (b) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be lower than shown.

As shown in the chart below, the Fund would be expected to lose 17.0% if ARK Innovation ETF provided no return over a one year period during which ARK Innovation ETF experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if ARK Innovation ETF’s return is flat. For instance, if ARK Innovation ETF’s annualized volatility is 100%, the Fund would be expected to lose 95.3% of its value, even if ARK Innovation ETF’s cumulative return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -200% of the performance of ARK Innovation ETF and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -200% of the performance of ARK Innovation ETF. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the risk factors discussed herein.

One Year Performance of ARK Innovation ETF	-200% of One Year Performance of the ARK Innovation ETF	Volatility of the ARK Innovation ETF (annualized)
		10%	25%	50%	75%	100%
-60%	120%	500.9%	415.3%	196.2%	15.3%	-69.1%
-50%	100%	286.3%	230.5%	89.7%	-25.6%	-80.5%
-40%	80%	168.8%	130.4%	31.6%	-48.3%	-86.9%
-30%	60%	98.0%	69.3%	-3.3%	-62.4%	-90.3%
-20%	40%	51.6%	29.8%	-26.1%	-71.8%	-92.6%
-10%	20%	19.8%	2.4%	-41.6%	-77.5%	-94.2%
0%	0%	-2.9%	-17.0%	-52.7%	-81.8%	-95.3%
10%	-20%	-19.8%	-31.4%	-61.2%	-84.9%	-96.2%
20%	-40%	-32.6%	-42.4%	-67.4%	-87.5%	-96.7%
30%	-60%	-42.6%	-51.0%	-72.2%	-89.4%	-97.3%
40%	-80%	-50.6%	-57.7%	-76.1%	-90.7%	-97.7%
50%	-100%	-56.9%	-63.3%	-79.2%	-92.0%	-97.9%
60%	-120%	-62.2%	-67.7%	-81.9%	-93.1%	-98.2%

The ARK Innovation ETF’s annualized historical volatility rate for the five-year period ended December 31, 2023, was 46.73%. The highest calendar year annualized volatility was 67.95% in 2022. The ARK Innovation ETF’s annualized performance for the five-year period ended December 31, 2023, was 7.75%. Historical ARK Innovation ETF volatility and performance are not indications of what the ARK Innovation ETF’s volatility and performance will be in the future. The volatility of the securities that reflect the value of the ARK Innovation ETF, such as swaps, may differ from the volatility of the ARK Innovation ETF.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Correlation Risk. A number of factors may affect a Fund’s ability to achieve a high degree of correlation with its underlying security, and there is no guarantee that the Funds will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Funds from achieving their investment objectives, and the percentage change of a Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from their stated multiple of the percentage change of the underlying security on such day.

In order to achieve a high degree of correlation with its underlying security, each Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to its underlying security may prevent a Fund from achieving a high degree of correlation with its underlying security and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which a Fund invests, and other factors will adversely affect a Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by an underlying security’s movements, including intraday movements. Because of this, it is unlikely that a Fund will have perfect exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the underlying security is volatile, particularly when the underlying security is volatile at or near the close of the trading day.

A number of other factors may also adversely affect a Fund’s correlation with its underlying security, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which a Fund invests. The Funds may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Funds’ correlation with the underlying securities. The Funds may also be subject to large movements of assets into and out of the Funds, potentially resulting in the Funds being under- or overexposed to the underlying securities. Additionally, the Funds’ underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Funds, which may cause a difference between the changes in the daily performance of the Funds and changes in the level of the underlying securities. Any of these factors could decrease correlation between the performance of the Funds and the underlying securities and may hinder a Fund’s ability to meet its daily investment objective on or around that day.

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. If the counterparty becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its inverse investment objective. In addition, the Fund may enter into transactions with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse investment objective or may decide to change its inverse investment objective.

Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Using derivatives exposes the Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, and credit risk. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase Fund volatility, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks such as operational risk, including settlement issues, and legal risk, including that underlying documentation is incomplete or ambiguous. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.

Swap Risk. The Fund expects to use swaps as a means to achieve its investment objective. Swaps are generally traded in over-the-counter (“OTC”) markets and have only recently become subject to regulation by the CFTC. CFTC rules, however, do not cover all types of swaps. Investors, therefore, may not receive the protection of CFTC regulation or the statutory scheme of the Commodity Exchange Act in connection with the Fund’s swaps. The lack of regulation in these markets could expose investors to significant losses under certain circumstances, including in the event of trading abuses or financial failure by participants. Unlike in futures contracts, the counterparty to uncleared OTC swaps is generally a single bank or other financial institution, rather than a clearing organization backed by a group of financial institutions. As a result, the Fund is subject to increased counterparty risk with respect to the amount it expects to receive from counterparties to uncleared swaps. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Fund may decline. OTC swaps of the type that may be utilized by the Fund are less liquid than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. Swaps are also subject to the risk of imperfect correlation between the value of the reference asset underlying the swap and the swap. Leverage inherent in derivatives will tend to magnify the Fund’s gains and losses.

Short Sale Exposure Risk. The Fund will seek inverse or “short” exposure through financial instruments, which would cause the Fund to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of the instruments underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the instruments underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by any assets underlying the Fund’s short positions, if any, would negatively impact the Fund.

ETF Structure Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Cash Transaction Risk. To the extent the Fund sells portfolio securities to meet some or all of a redemption request with cash, the Fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

Costs of Buying or Selling Shares. Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for shares based on trading volume and market liquidity, and the spread is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling shares, including bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

Fluctuation of Net Asset Value Risk. As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market prices of shares will approximate the Fund’s NAV, there may be times when the market prices of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Fund shares may decrease considerably and cause the market price of Fund shares to deviate significantly from the Fund’s NAV.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Fund shares are trading on the Exchange, which could result in a decrease in value of the Fund shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Fund shares.

Shares are Not Individually Redeemable. Shares are only redeemable by the Fund at NAV if they are tendered in Creation Units. Only Authorized Participants may engage in such creation and redemption transactions directly with the Fund. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV.

Trading Issues Risk. Although the Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Fund shares will develop or be maintained. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listings on the Exchange.

Inverse Correlation Risk. Short (inverse) positions are designed to profit from a decline in the price of a particular reference asset. Investors will lose money when the Short Innovation ETF rises, which is the opposite result from that of traditional funds. A single day or intraday increase in the performance of the Short Innovation ETF may result in the total loss or almost total loss of an investor’s investment, even if the Short Innovation ETF subsequently moves lower. Like leveraged funds, inverse funds may be considered to be aggressive. Inverse positions may also be leveraged. Such instruments may experience imperfect negative correlation between the price of the investment and the underlying security or index. The use of inverse instruments may expose the Fund to additional risks that it would not be subject to if it invested only in “long” positions.

Intraday Price Performance Risk. The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s Shares relative to the ARK Innovation ETF until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of the ARK Innovation ETF.

Indirect Investment Risk. The ARK Innovation ETF is not affiliated with the Trust, the Advisor, or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of shares. The Advisor’s due diligence inquiry is limited to publicly available information of ARK Innovation ETF. Investors in the shares will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to the ARK Innovation ETF.

Large-Cap Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Leverage Risk. Certain Fund transactions, such as entering into futures contracts, options and short sales, may give rise to a form of leverage. Leverage can magnify the effects of changes in the value of the Fund’s investments and make the Fund more volatile. Leverage creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have had, potentially resulting in the loss of all assets. The Fund may also have to sell assets at inopportune times to satisfy its obligations in connection with such transactions.

Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid assets may also be difficult to value.

Active Management Risk. The Fund is actively-managed and its performance reflects investment decisions that the Adviser makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Non-Diversification Risk. The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

Disruptive Innovation Risk. The ARK Innovation ETF may invest in disruptive innovation companies. Companies that the advisor of the ARK Innovation ETF believes are capitalizing on disruptive innovation and developing technologies to displace older technologies or create new markets may not in fact do so. Companies that initially develop a novel technology may not be able to capitalize on the technology. Companies that develop disruptive technologies may face political or legal attacks from competitors, industry groups or local and national governments. These companies may also be exposed to risks applicable to sectors other than the disruptive innovation theme for which they are chosen, and the securities issued by these companies may underperform the securities of other companies that are primarily focused on a particular theme. The ARK Innovation ETF may invest in a company that does not currently derive any revenue from disruptive innovations or technologies, and there is no assurance that a company will derive any revenue from disruptive innovations or technologies in the future. A disruptive innovation or technology may constitute a small portion of a company’s overall business. As a result, the success of a disruptive innovation or technology may not affect the value of the equity securities issued by the company.

Small-Cap and Mid-Cap Company Risk. The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large-capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Micro-Capitalization Company Risk. Micro-capitalization companies are subject to substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses). Their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, money market funds, short term bond ETFs and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund.

Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds.

Short term bond ETFs will generally invest in short-term instruments (i.e., duration of less than one year). The amount of time until a fixed-income security matures can lead to various risks, including changes in interest rates over the life of a bond. Short-term fixed income securities generally provide lower returns than longer-term fixed income securities. The average maturity of an ETF’s investments will affect the volatility of the ETF’s share price.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

The Fund’s Collateral Investments are subject to the below risks:

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Call Risk. Some debt securities may be redeemed, or “called,” at the option of the issuer before their stated maturity date. In general, an issuer will call its debt securities if they can be refinanced by issuing new debt securities which bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates an issuer will call its high yielding debt securities. The Fund would then be forced to invest the proceeds at lower interest rates, likely resulting in a decline in the Fund’s income.

Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

Credit Risk. Debt securities are subject to credit risk. Credit risk is the risk that the inability or perceived inability of the issuer to make interest and principal payments will cause the value of the securities to decrease. As a result, the Fund’s NAV could also decrease. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

Recent Market Events. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors. For example, in recent years the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, Russia’s invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Performance

The Fund adopted the performance of the Predecessor Fund following the reorganization of the Predecessor Fund which occurred on August 5, 2022. The Predecessor Fund had substantially similar investment objectives, strategies and policies, portfolio management team and contractual arrangements, including the same contractual fees and expenses, as the Fund as of the date of the reorganization. The Fund is the accounting successor of the Predecessor Fund. Performance results shown in the bar chart and the performance table below for the periods prior to August 5, 2022, reflect the performance of the Predecessor Fund prior to commencement of the Fund’s operations.

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the average annual total returns of the Fund compare with the average annual total returns of the S&P 500 Index and the ARK Innovation ETF Index. The S&P 500 Index has been included as the broad-based securities market index in order to satisfy a change in regulatory requirements. The Fund also compares its performance with the returns of the ARK Innovation ETF Index, which the Advisor believes is a better performance benchmark for comparison to the Fund’s performance in light of the Fund’s investment strategy. The bar chart shows the performance of the Fund’s shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at the Fund’s website, www.tradretfs.com or by calling the Fund collect at 1-833-297-2587.

Calendar-Year Total Return (before taxes)
For each calendar year at NAV

100.00%
80.00%
60.00%
40.00%
20.00%
0.00%
-20.00%
-40.00%
-60.00%
-80.00%
82.21%
-46.26%
2022
2023

The year-to-date total return for the Fund as of June 30, 2024, was 17.67%.

Highest Calendar Quarter Return at NAV	39.35%	Quarter ended 06/30/2022
Lowest Calendar Quarter Return at NAV	(26.67)%	Quarter ended 03/31/2023
Average Annual Total Returns (for period ended December 31, 2023)	One Year	Since Inception (11/5/2021)
Return Before Taxes	(46.26)%	9.33%
Return After Taxes on Distributions[1]	(48.76)%	2.93%
Return After Taxes on Distributions and Sale of Fund Shares[1]	(27.42)%	5.88%
ARK Innovation ETF Index (reflects no deduction for fees, expenses or taxes)	67.64%	(32.55)%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	2.37%

1          After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management

Investment Advisor

AXS Investments LLC is the Fund’s investment advisor.

Portfolio Managers

Parker Binion, Portfolio Manager of the Advisor, has served as a portfolio manager of the Fund since its reorganization into the Trust in August 2022, and Travis Trampe, Portfolio Manager of the Advisor, has served as a portfolio manager of the Fund since November 2022. Messrs. Binion and Trampe are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at net asset value, only in large blocks of shares called “Creation Units.” The Fund may issue and redeem Shares in exchange for cash at a later date but has no current intention of doing so. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since Shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, the Fund’s Shares may trade at a price greater than (premium) or less than (discount) the Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.tradretfs.com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Advisor and ALPS Distributors, Inc., the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.